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                                                                   EXHIBIT 10(i)

                             INTERTAN CANADA LTD.
                                INTERTAN, INC.

                      EIGHTH AMENDMENT TO LOAN AGREEMENT

         The Eighth Amendment to Loan Agreement (this "Amendment") is dated as of May 4, 2001 and entered into by and among, inter alia, InterTAN Canada Ltd., as Canadian Borrower, InterTAN, Inc., as the Parent, the financial institutions listed on the signature pages hereof (the "Lenders"), and Bank of America Canada, a Canadian chartered bank, as agent for the Lenders (the "Agent"), and is made with reference to that certain Loan Agreement dated as of December 22, 1997 (as amended and in effect the "Loan Agreement"), by and among the Borrower, the Lenders and the Agent, as amended by the Rectification and Amendment No. 1 dated as of February 24, 1998, the Second Amendment to Loan Agreement dated as of January, 1999, the Third Amendment to Loan Agreement dated as of April 12, 1999, the Fourth Amendment to Loan Agreement dated as of July 31, 1999, the Fifth Amendment to Loan Agreement dated as of October 1, 1999, the Sixth Amendment to Loan Agreement dated as of December 24, 2000 and the Seventh Amendment to Loan Agreement dated as of March 21, 2001. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement.

SECTION 1.        AMENDMENTS

1.1      Section  1.1 of the Loan Agreement is hereby amended as follows:

         (a) deleting the definition of "BACAN" and substituting the following
                                         -----
             therefor:

                  ""BACAN" means Bank of America Canada or (i) any successor or
                    -----
                  assign thereof; or (ii) any affiliate or branch of an affiliate thereof subsequently appointed as Lender."

         (b) deleting the definition of "BA Rate Margin" and substituting the
                                         --------------
             following therefor:

                  ""BA Rate Margin" means the BA Rate Margin values set out in
                    --------------
                  the definition of Applicable Margin Grid.".

         (c) deleting the definition of "Base Rate Margin" and substituting the
                                         ----------------
             following therefor:

                  ""Base Rate Margin" means the Base Rate Margin values set out
                    ----------------
                  in the definition of Applicable Margin Grid.".

         (d) amending the definition of "EBITDA" by adding the following immediately after the reference to "Borrower," in the first line thereof:
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                  "excluding any gain or loss from the sale of InterTAN
                  Australia, Ltd.,".

         (e) deleting the definition of "LIBOR Rate Margin" and substituting the
                                         -----------------
             following therefor:

                  ""LIBOR Rate Margin" means the LIBOR Rate Margin values set
                    -----------------
                  out in the definition of Applicable Margin Grid.".

         (f) deleting the definition of "Maturity Date" and substituting the
                                         -------------
             following therefor:

                  ""Maturity Date" means March 22, 2003."
                    -------------

         (g) deleting the definition of "Maximum Canadian Revolving Credit Line"
                                         --------------------------------------
             and substituting the following therefor:

                  ""Maximum Canadian Revolving Credit Line" means
                    --------------------------------------
                  Cdn.$75,000,000.".

         (h) deleting the definition of "Prime Rate Margin" and substituting the
                                         -----------------
             following therefor:

                  ""Prime Rate Margin" means the Prime Rate Margin values set
                    -----------------
                    out in the definition of Applicable Margin Grid.".

         (i) deleting the definition of "Total Commitments" and substituting the
                                         -----------------
             following therefor:

                  ""Total Commitments" means the aggregate of the Lenders'
                    -----------------
                  Commitments from time to time and which shall be, initially, Cdn.$75,000,000.".

         (j) adding the following definitions in proper alphabetical order:

                  ""Applicable Margin  Grid" means the following:
                    ------------------

--------------------------------------------------------------------------------
Fixed Charge          Prime Rate        BA Rate       Base Rate      LIBOR
                         Margin          Margin       Margin         Margin
Coverage Ratio       (% per annum)   (% per annum) (% per annum)  (% per annum)
--------------------------------------------------------------------------------
Greater than or equal      0.00%          0.75%        0.00%          0.75%
       to 1.60 to 1.0
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Greater than or equal      0.00%          1.00%        0.00%          1.00%
to 1.50 to 1.0 and
less than 1.60 to 1.0
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Greater than or equal to   0.25%          1.50%        0.25%          1.50%
1.40 to 1.0 and less than
1.50 to 1.0
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Less than 1.40 to 1.0      0.75%          2.00%        0.75%          2.00%
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The forgoing Fixed Charge Coverage Ratio shall be tested as of the end of each of the Borrower's fiscal quarters, being March 31, June 30, September 30 and December 31. Any change in the Applicable Margin Grid shall be effective as of the first calendar day of the first month following the provision of the calculation of the Fixed Charge Coverage Ratio.
--------------------------------------------------------------------------------


                           "Capital Expenditures" means all payments due
                            --------------------
                           (whether or not paid) in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year.

                           "Fixed Charges" means, with respect to any fiscal
                            -------------
                           period of the Borrowers and their Subsidiaries on a consolidated basis, without duplication (i) interest expense net of interest income, (ii) Capital Expenditures (excluding Capital Expenditures funded with loans other than Revolving Loans, but including (without duplication) principal payments of such
                           Debt), (iii) scheduled principal payments of Debt,
                           (iv) federal, state, provincial, local and foreign income taxes, excluding deferred taxes and unusual tax settlements as disclosed to the Agent on or before the Eighth Amendment Effective Date, and (v) all amounts, to the extent not repaid after the Closing Date, which have been paid, whether by loans, repayments, Distributions or otherwise, to any Affliate after the Closing Date.

                           "Fixed Charge Coverage Ratio" means for the period of
                            ---------------------------
                           any determination the ratio of EBITDA to Fixed Charges for the immediately preceding 12-month period, each as calculated in accordance with the financial statements furnished to the Agent in accordance with Section 7.2 (Financial Information); or in the event that the Borrower fails to deliver such financial statements to the Agent as and when required, or the Agent determines in the exercise of its good faith and reasonable discretion, that such financial statements do not accurately reflect the financial position of the Borrower for the period covered, the Agent may estimate, in its sole and absolute discretion, the Fixed Charge Coverage Ratio."

1.2 Subsection 2.1(a) of the Loan Agreement is hereby amended by deleting the reference to "Cdn.$67,000,000" and substituting "Cdn.$75,000,000" therefor.
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1.3      Subsection 2.3(g)(i) is hereby amended by deleting "of one and half percent (1 1/2%) per annum" from the third and fourth line thereof and substituting the following therefor:

                  "of, if the Fixed Charge Coverage Ratio is (i) greater than or equal to 1.60 to 1.0: 0.75% (per annum), or (ii) greater than or equal to 1.50 to 1.0 and less than 1.60 to 1.0: 1.00% (per annum), or (iii) greater than or equal to 1.40 to 1.0 and less than 1.50 to 1.0: 1.50% (per annum), or (iv) less than 1.40 to 1.0: 2.00% (per annum)".

1.4 Section 3.3 of the Loan Agreement is hereby amended by deleting the reference to "(0.50%)" and substituting "(0.65%)" therefor.

1.5 Section 9.23 of the Loan Agreement is hereby deleted and the following substituted therefor:

                  "9.23    Tangible Net Worth The Canadian Borrower will
                           ------------------
                  maintain a Tangible Net Worth of not less than:

                  (i)      at June 30, 2001:                  Cdn.$178,000,000

                  (ii)     at September 30, 2001:             Cdn.$185,000,000

                  (iii)    at December 31, 2001:              Cdn.$200,000,000

                  (iv)     at March 31, 2002:                 Cdn.$206,000,000

                  (v)      at June 30, 2002:                  Cdn.$212,000,000

                  (vi)     at September 30, 2002:             Cdn.$218,000,000

                  (vii)    at December 31, 2002:              Cdn.$234,000,000

                  (viii)   at March 30, 2003:                 Cdn.$240,000,000."


1.6 Section 12 of the Loan Agreement is hereby amended by adding the following in the twenty-first line thereof immediately after the sentence ending "(0.25%) of its Average Loan Balance.":

                  "In addition, and subject to the terms hereof, an early termination fee of U.S.$3,333 shall be payable to the Agent, for itself, on termination of the Loan Agreement prior to the Maturity Date."

1.7 Section 16.9 of the Loan Agreement is hereby amended by deleting the reference to "U.S.$575" and substituting "U.S.$750" therefor.
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SECTION 2.        CONDITIONS TO EFFECTIVENESS

(i) This Amendment shall become effective as of the date hereof (the "Eighth Amendment Effective Date") but only upon each of the Borrower
          -------------------------------
         and the Parent delivering to the Agent (for the Lenders) (a) two originally executed copies of this Agreement, (b) an executed undertaking of the Borrower certifying that it will deliver, by June 6, 2001, (i) a certified resolution of each of the Borrower's and the Parent's directors authorizing its entering into and performance of this Agreement, and (ii) certified copies of the articles and by-laws of the Borrower and Parent, as currently in effect, and (c) the closing fee as set out in Section 3(a) hereof.

SECTION 3.        CLOSING FEES

         (a) the Borrower shall pay to the Agent, the sum of Cdn.$37,500 on the Eighth Amendment Effective Date; and

         (b) the Borrower shall pay to the Agent, duly earned by the Agent on behalf of the Lenders, the sum of Cdn.$37,500, payable on March 22, 2002.

SECTION 4.        BORROWERS' AND PARENT'S REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, each of the Borrower and Parent represents and warrants to the Agent and each Lender that the following statements are true, correct and complete:

         A. Authorization, Validity, and Enforceability of this Amendment. The Borrower or the Parent, as applicable, has the corporate power and authority to execute and deliver this Amendment and to perform the Loan Agreement as amended by this Amendment (the "Amended Agreement"). The Borrower or the Parent, as
                        -----------------
applicable, has taken all necessary corporate action (including, without limitation, obtaining approval of its stockholders if necessary) to authorize its execution and delivery of this Amendment and the performance of the Amended Agreement. This Amendment has been duly executed and delivered by the Borrower or the Parent, as applicable, and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Borrower or the Parent, as applicable, enforceable against it in accordance with their respective terms without defence, setoff or counterclaim. The Borrower's or the Parent's, as applicable, execution and delivery of this Amendment and the performance by the Borrower or the Parent, as applicable, of the Amended Agreement do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of the Borrower or the Parent, as applicable, or any of its Subsidiaries by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which the Borrower or the Parent, as applicable, is a party or which is binding on it, (b) any Requirement of Law applicable to the Borrower or the Parent, as applicable, or any of its Subsidiaries, or (c) the
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certificate or articles of incorporation or amalgamation or bylaws of the
Borrower or the Parent, as applicable, or any of its Subsidiaries.

         B. Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower or the Parent, as applicable, or any of its Subsidiaries of this Amendment or the Amended Agreement except for such as have been obtained or made and filings required in order to perfect the Agent's security interests.

         C. Incorporation of Representations and Warranties From Loan Agreement. The representations and warranties contained in Section 8 of the Loan Agreement except to the extent applicable to the U.K. Borrower or the U.K. Collateral (and, in the case of Section 8.10, except as herein provided and consented to) are and will be true, correct and complete in all material respects on and as of the Eighth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date or incorporate by reference information disclosed or contained in the Exhibits to the Loan Agreement, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         D. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event or an Event of Default.

SECTION 5.      MISCELLANEOUS

         A. Reference to and Effect on the Loan Agreement and the Other Loan Documents.

              (1) On and after the Eighth Amendment Effective Date, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the "Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement shall mean and be a reference to the Amended Agreement.

              (2) Except as specifically amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

              (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Loan Agreement or any of the other Loan Documents.
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         B.   Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 16.9 of the Loan Agreement incurred by the
                             ------------
Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

         C. Captions. The captions contained in this Amendment are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge or restrict any provision.

         D. Governing Law. THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, and by the Agent, each Lender, the Parent and the Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same amendment; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower, the Parent, the Agent and the Lenders and receipt by the Borrower and the Agent of written or telephonic notification of such execution and authorization of delivery thereof.
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                                      -8-

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

INTERTAN CANADA LTD.

By: /s/ James G. Gingerich
   ------------------------
Name: James G. Gingerich
Title: Vice President


INTERTAN, INC.

By: /s/ James G. Gingerich
   ------------------------
Name: James G. Gingerich
Title: Exec. V.P. & CFO


BANK OF AMERICA CANADA,
as Agent and as the Lender

By: /s/ Jeff Burdon
   ------------------------
Name: Jeff Burdon
Title: Vice-President